UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2012

EpiCept Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 27, 2012, EpiCept Corporation, (the "Company"), together with its wholly-owned subsidiaries Maxim Pharmaceuticals Inc. and Cytovia, Inc., entered in to a First Amendment to Loan and Security Agreement (the "Amendment") with MidCap Funding III, LLC ("MidCap"), as agent for the lenders.

Under the Amendment, the Company committed to signing a definitive agreement, acceptable to MidCap, by October 15, 2012 with respect to a sale or partnering transaction and to consummate such a transaction as soon as is practical but in any event no later than January 15, 2013. On October 18, 2012, Midcap agreed to extend the deadline for entering into a definitive agreement acceptable to MidCap from October 15, 2012 to November 15, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EpiCept Corporation

October 19, 2012	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Interim Chief Executive Officer